                                                                   EXHIBIT 10.33

                                      NOTE

$630,000.00
                                                                   Mountain View

                                                                February 5, 1999

      FOR VALUE RECEIVED, Thomas M. Lounibos promises to pay to Sagent Technology, Inc., a Delaware corporation (the "Company"), the principal sum of Six Hundred Thirty Thousand dollars ($630,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of (4.66%) per annum, compounded semiannually.

Principal and interest shall be due and payable on January 28, 2002. Payment of principal and interest shall be made in lawful money of the United States of America.

      The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

      This Note is subject to the terms of the Option, dated as of December 28, 1998. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

      The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

      In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

      Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                            /s/ THOMAS M. LOUNIBOS
                                            ------------------------------------
                                            Signature

                                            Thomas M. Lounibos
                                            ------------------------------------
                                            Print Name

                                      NOTE

$3,442.95
                                                                   Mountain View

                                                                February 5, 1999

      FOR VALUE RECEIVED, Thomas M. Lounibos promises to pay to Sagent Technology, Inc., a Delaware corporation (the "Company"), the principal sum of Three Thousand Four Hundred Forty Two dollars and Ninety Five cents ($3,442.95), together with interest on the unpaid principal hereof from the date hereof at the rate of (4.66%) per annum, compounded semiannually.

Principal and interest shall be due and payable on January 28, 2002. Payment of principal and interest shall be made in lawful money of the United States of America.

      The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

      This Note is subject to the terms of the Option, dated as of March 6, 1996. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

      The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

      In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

      Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                            /s/ THOMAS M. LOUNIBOS
                                            ------------------------------------
                                            Signature

                                            Thomas M. Lounibos
                                            ------------------------------------
                                            Print Name


                                      -2-
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                                      NOTE

$300,000.00
                                                                   Mountain View

                                                                February 5, 1999

      FOR VALUE RECEIVED, Thomas M. Lounibos promises to pay to Sagent Technology, Inc., a Delaware corporation (the "Company"), the principal sum of Three Hundred Thousand dollars ($300,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of (4.66%) per annum, compounded semiannually.

Principal and interest shall be due and payable on January 28, 2002. Payment of principal and interest shall be made in lawful money of the United States of America.

      The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

      This Note is subject to the terms of the Option, dated as of September 29, 1997. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

      The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

      In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

      Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                            /s/ THOMAS M. LOUNIBOS
                                            ------------------------------------
                                            Signature

                                            Thomas M. Lounibos
                                            ------------------------------------
                                            Print Name


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